UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 6, 2007
(Date of earliest event reported)

THE KROGER CO. (Exact name of registrant as specified in its charter)

An Ohio Corporation (State or other jurisdiction of incorporation)	No. 1-303 (Commission File Number)	31-0345740 (IRS Employer Number)

1014 Vine Street Cincinnati, OH 45201 (Address of principal executive offices)

Registrant’s telephone number: (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7—Regulation FD

Item 7.01     Regulation FD Disclosure.

     On April 6, 2007, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (d) Exhibits.

          99.1          Press release issued April 6, 2007, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

April 6, 2007	By:	/s/ Paul Heldman

Paul Heldman
Executive Vice President,
Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release issued April 6, 2007, furnished herewith.

KROGER CHAIRMAN AND CEO RELEASES LETTER TO ALL ASSOCIATES

CINCINNATI, Ohio, April 6, 2007 – David B. Dillon, Chairman and Chief Executive Officer of The Kroger Co. (NYSE: KR) today released the following letter to the Company’s Associates:

“Dear Associates:

     I am writing to address some rumor and speculation about our Company. A late edition of today’s Wall Street Journal contains an article asserting that private equity firms are eyeing Kroger, with the expectation that Kroger will soon begin exploring a leveraged buyout. It is our policy not to comment on acquisition rumors.

     With the ready availability of significant capital in private equity funds and Kroger’s attractiveness as a franchise, rumors and speculation are not surprising. Unfortunately, the kind of speculation contained in the article can be disruptive to our associates and to the conduct of our business. I want you to know neither management nor our Board of Directors has any interest in pursuing a leveraged buyout transaction.

     Our focus is on the execution of our business strategy, which is to serve our customers, and in that way to continue to grow Kroger as an independent public company and create value for our shareholders. Putting our customers first has generated substantial returns for our shareholders, and we expect to continue to grow as we face the challenges of this intensely competitive industry.”

Headquartered in Cincinnati, Ohio, Kroger is one of the nation’s largest retail grocery chains. The Company focuses its charitable efforts on hunger relief, K-12 education, women’s health initiatives and local organizations in the communities it serves. At the end of fiscal 2006, the Company operated (either directly or through its subsidiaries) 2,468 supermarkets and multi-department stores in 31 states under two dozen local banners including Kroger and Kroger Marketplace, Ralphs, Fred Meyer, Food 4 Less, King Soopers, Smith’s and Smith’s Marketplace, Fry’s and Fry’s Marketplace, Dillons, QFC and City Market. Kroger also operated (either directly or through subsidiaries, franchise agreements, or operating agreements) 779 convenience stores, 412 fine jewelry stores, 631 supermarket fuel centers and 42 food processing plants. For more information about Kroger, please visit our web site at http://www.kroger.com.